Exhibit 10.1

AMENDMENT NO. 1 TO PROMISSOY NOTE

This Amendment No. 1 (this “Amendment”) to the Promissory Note (the “Promissory Note”), dated as of June 17, 2021, by and between TCW Special Purpose Acquisition Corp., a Delaware corporation (the “Maker”), and TCW Asset Management Company LLC, a Delaware limited liability company (the “Payee”), is entered into as of October 4, 2022, by and between the Maker and the Payee (each a “Party”, and together, the “Parties”).

WHEREAS, the Parties desire to amend the Promissory Note pursuant to Section 14 thereof on the terms set forth below.

NOW THEREFORE, in consideration of the covenants contained herein and in the Promissory Note, the Parties hereby agree as follows:

Article I
DEFINITIONS

Section 1.1 Definitions. Capitalized terms used herein and not otherwise defined herein shall have the meanings set forth in the Promissory Note.

Article II
AMENDMENTS

Section 2.1 Principal Amount.

(a) The “Principal Amount” set forth at the top of the Promissory Note is hereby changed from “Up to $2,000,000.00” to read as “Up to $2,500,000.00”.

(b) Each instance in the Promissory Note of the words “two million dollars ($2,000,000.00)” or “two million ($2,000,000.00)” (or any correlative or similar phrasing) is hereby replaced by the words “two million five hundred thousand dollars ($2,500,000.00)”.

Section 2.2 Optional Conversion. Section 4(a) of the Promissory Note is hereby amended and restated in its entirety to read as follows:

Upon consummation of the Business Combination and at the Payee’s option, the Payee may elect, by written notice to the Maker, to convert all or any portion of the Note (in an amount not to exceed $2,000,000.00 in the aggregate) into that number of warrants (the “Conversion Warrants”) to purchase a number of shares of common stock, par value $0.0001, of the Maker equal to: (i) the portion of the principal amount of the Note being converted pursuant to this Section 4, divided by (ii) $1.50. The Conversion Warrants shall be identical to the warrants issued by the Maker to TCW Special Purpose Sponsor LLC, a Delaware limited liability company (the “Sponsor”), in a private placement upon the consummation of Maker’s initial public offering (the “IPO”). The Conversion Warrants and their underlying securities, and any other equity security of Maker issued or issuable with respect to the foregoing by way of a share dividend or share split or in connection with a combination of shares, recapitalization, amalgamation, consolidation or reorganization, shall be entitled to registration rights on the same terms as the registration rights set forth in that certain Registration Rights Agreement, dated as of March 1, 2021, by and among the Maker, the Sponsor and the other parties thereto.

Article III

MISCELLANEOUS

Section 3.1 Sections 10, 11, 12, 13, 14 and 15 of the Promissory Note are incorporated by reference herein and shall apply to this Amendment mutatis mutandis.

Section 3.2 This Amendment may be executed in counterparts, each of which is deemed an original, but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Amendment electronically shall be effective as delivery of an original executed counterpart of this Amendment.

Section 3.3 Except as expressly set forth herein, all terms, conditions and provisions of the Promissory Note remain unmodified and shall continue in full force and effect.

Section 3.4 This Amendment constitutes the sole and entire agreement between the Parties with respect to the subject matter contained herein, and supersedes all prior and contemporaneous understandings, agreements, representations, and warranties, both written and oral, with respect to such subject matter.

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IN WITNESS WHEREOF, the Maker and the Payee have entered into this Amendment effective as of the date set forth above.

TCW SPECIAL PURPOSE ACQUISITION CORP.

By:	/s/ Joseph Shaposhnik
	Name:	Joseph Shaposhnik
	Title:	Chief Executive Officer

TCW ASSET MANAGEMENT COMPANY LLC

By:	/s/ Richard Villa
	Name:	Richard Villa
	Title:	Chief Financial Officer

By:	/s/ Kevin Finch
	Name:	Kevin Finch
	Title:	Senior Vice President

[Signature Page – Promissory Note Amendment No. 1]